UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 2, 2006

Collegiate Funding Services, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50846	04-3649118
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10304 Spotsylvania Avenue, Suite 100, Fredericksburg, Virginia		22408
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(540) 374-1600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[x]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

This Form 8-K/A (the "Form 8-K/A") is an amendment to the Current Report on Form 8-K of Collegiate Funding Services, Inc., dated January 30, 2006 (the "Form 8-K"). The purpose of this Form 8-K/A is to correct a typographical error appearing in the press release furnished as Exhibit 99.1 to the Form 8-K. The press release previously stated that the Special Meeting of the Stockholders will be held at "Wingate Inn, 20 Stafford Drive." The corrected location as reflected in the press release furnished as Exhibit 99.1 hereto reads, "20 Sanford Drive." Except for correction of the typographical error referenced above, this Form 8-K/A does not update, modify or amend any disclosure set forth in the Form 8-K.

Forward-Looking Statements
This news release includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These "forward-looking statements" may include, but are not limited to, information contained herein relating to the proposed merger and the contingencies and uncertainties of Collegiate Funding Services and to which Collegiate Funding Services may be subject, as well as other statements including words such as "anticipate," "believe," "plan," "estimate," "expect," "intend," "will," "should," "may," and other similar expressions. Such statements are made based upon management's current expectations and beliefs concerning future events and their potential effects on the company.

Among the key factors that may have a direct bearing on the company's operating results, performance or financial condition are the failure to obtain shareholder or regulatory approval for the merger; adverse regulatory conditions imposed in connection with governmental approvals of the merger; changes in terms, regulations and laws affecting student loans and the educational credit marketplace; and changes in general economic conditions. Important factors that could cause the company's actual results to differ materially from the forward-looking statements the company makes in this release are set forth in the company's filings with the Securities and Exchange Commission, including in the section entitled "Risk Factors" in the company's Quarterly Report on Form 10-Q for the Quarter Ended September 30, 2005. The company undertakes no obligation to update or revise forward-looking statements which may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events unless the company has an obligation to do so under the federal securities laws.

Important Legal Information

Before making any voting or investment decision, Collegiate Funding Services’ stockholders are urged to read the definitive proxy statement completely as it contains important information regarding the proposed transaction. The definitive proxy statement will be available at the Securities and Exchange Commission’s website, www.sec.gov, and stockholders will also be able to obtain additional copies of the definitive proxy statement by directing their requests to Collegiate Funding Services, Inc., 10304 Spotsylvania Avenue, Fredericksburg, Virginia 22408, Attention: Investor Relations.

Collegiate Funding Services and its directors and officers may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed transaction. Information concerning the interests of the Collegiate Funding Services’ participants in the solicitation is set forth in Collegiate Funding Services’ proxy statements and Annual Reports on Form 10-K, previously filed with the Securities and Exchange Commission, and in the definitive proxy statement relating to the acqu

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No. Exhibit Description

99.1 Press Release, dated February 2, 2006, of Collegiate Funding Services, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Collegiate Funding Services, Inc.

February 2, 2006	By:	/s/ Kevin A. Landgraver

Name: Kevin A. Landgraver
Title: Chief Financial Officer and Executive Vice President

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Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated February 2, 2006, of Collegiate Funding Services, Inc.